                                                                   EXHIBIT 10.65

                         RESTATED INTERCOMPANY AGREEMENT

         This Restated Intercompany Agreement ("Agreement") is made and entered into as of October 16, 2000 by and among G & G Investments, Inc. a Delaware corporation ("G & G"), Glenshaw Holdings, Inc., a Delaware corporation ("Glenshaw Holdings"), GGC Holdings, Inc., a Pennsylvania corporation, formerly known as Glenshaw Glass Company ("GGC Holdings"), GGC, L.L.C., a Delaware limited liability company doing business as Glenshaw Glass Company, ("Glenshaw"), Hillsboro Glass Company, a Delaware corporation ("Hillsboro"), I.M.T.E.C. Enterprises Inc., an Oklahoma corporation ("IMTEC"), Consumers Packaging Inc., a corporation organized under the federal laws of Canada ("Consumers Packaging"), Anchor Glass Container Corporation, a Delaware corporation ("Anchor"), Consumers International Inc., a corporation organized under the federal laws of Canada ("Consumers International"), Consumers U.S., Inc., a Delaware corporation ("Consumers U.S."), CUS II, Inc., a Delaware corporation ("CUS II"), Bank of America, National Association (the "Anchor Agent") as agent for the Lenders identified in the Anchor Loan Agreement, The Bank of New York, as Trustee (the "Anchor Trustee"), in respect of Anchor's 11.25% First Mortgage Notes due 2005 (the "First Mortgage Notes") issued under an Indenture dated as of April 17, 1997 (the "Anchor Indenture") and The Bank of New York, a New York banking corporation, as Trustee (the "Consumers Trustee"), in respect of Consumers International's 10.25% Senior Secured Notes due 2005 (the "Senior Secured Notes") issued under an Indenture dated as of April 17, 1997, as amended (the "Consumers Indenture").

         WHEREAS, the Loan Agreement requires Anchor and Consumers Packaging to covenant and agree not to engage in transactions with Affiliates, except on the terms and conditions provided for in the Loan Agreement; and

         WHEREAS, the Anchor Indenture and the Consumers Indenture require Anchor and Consumers Packaging, respectively, to covenant and agree not to engage in transactions with Affiliates except on the terms and conditions provided for in the Anchor Indenture and the Consumers Indenture; and

         WHEREAS, Consumers Packaging and Bank of America Canada (the "Consumers Packaging Agent") expect to enter into a certain Loan and Security Agreement, together with any other financial institutions party thereto as "Lenders" (as amended, restated or otherwise modified from time to time, the "Consumers Packaging Loan Agreement"), which will require Anchor and Consumers Packaging to covenant and agree not to engage in transactions with Affiliates, except on the terms and conditions provided for in the Loan Agreements; and

         WHEREAS, G & G, Glenshaw Holdings, GGC Holdings, Glenshaw, Hillsboro, IMTEC, Consumers Packaging, Anchor, Consumers International, Consumers U.S., and CUS II are Affiliates and it is required by the terms of the Loan Agreement and the First Mortgage Notes under the Anchor Indenture and the Senior Secured Notes under the Consumers Indenture that the parties enter into an agreement containing the provisions set forth herein;

         NOW, THEREFORE, the undersigned, intending to be legally bound hereby, do covenant and agree as follows:


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         1.       Definitions. The following words and phrases have the meanings ascribed to them below:

                  "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the reference person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative of the foregoing or the ownership of more than ten percent (10%) of the Voting Stock of such Person; provided that the Anchor Agent, the Consumers Packaging Agent, the Lenders, and their respective Affiliates will not be deemed to be Affiliates of Anchor.

                  "Affiliated Companies" means Consumers Packaging, G & G, GGC Holdings, Glenshaw Holdings, Glenshaw, Hillsboro, Consumers International, Consumers U.S., IMTEC, CUS II, Anchor, and any existing or future direct or indirect Subsidiary of any such Person.

                  "Affiliated Glass Manufacturers" means Consumers Packaging, Glenshaw, Anchor, and any of their respective Subsidiaries engaged in the manufacture of glass products.

                  "Anchor Indentures" means the Indenture governing Anchor's 11-1/4% First Mortgage Notes due 2005 and the Indenture governing Anchor's 9-7/8% Senior Notes due 2008.

                  "Anchor Loan Agreement" means that certain Loan and Security Agreement, dated as of October 16, 2000, among Anchor, the Anchor Agent, and the financial institutions party thereto as "Lenders", as such agreement may be amended, restated, replaced or otherwise modified from time to time.

                  "Consumers Indentures" means the Indenture governing the 10-1/4% Senior Secured Notes due 2005 of Consumers International and the Indenture governing the 9-3/4% Senior Notes due 2007 of Consumers Packaging.

                  "Indentures" means collectively the Anchor Indentures and the Consumers Indentures.

                  "Loan Agreement" means (i) prior to the execution and delivery of the Consumers Packaging Loan Agreement, the Anchor Loan Agreement, and (ii) from and after the execution and delivery of the Consumers Packaging Loan Agreement and delivery of the Consumers Packaging Agent's Addendum in accordance with Section 14(b) of this Agreement, the Anchor Loan Agreement or the Consumers Packaging Loan Agreement. From and after the execution and delivery of the Consumers Packaging Loan Agreement and delivery of the Consumers Packaging Agent's Addendum in accordance with Section 14(b) of this Agreement, "Loan Agreements" means the Anchor Loan Agreement and the Consumers Packaging Loan Agreement.

                  "Members of Consumers Group" means Consumers Packaging and its Subsidiaries (excluding Consumers U.S., Anchor, and each of their Subsidiaries).


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                  "Members of the Anchor Group" means Anchor and its
Subsidiaries.

                  "Person" means an individual, partnership, corporation, unincorporated organization, trust, joint venture, or governmental agency or political subdivision thereof.

                  "Plant Closing Event" means (a) with respect to the Members of the Anchor Group, the permanent closing by an Affiliated Glass Manufacturer not a Member of the Anchor Group of one or more of its manufacturing plants, which closing has been approved by its board of directors, excluding, however, the closing by Consumers Packaging of its plant at Hamilton, Ontario and (b) with respect to the Members of the Consumers Group, the permanent closing by an Affiliated Glass Manufacturer not a Member of the Consumers Group of one or more of its manufacturing plants, which closing has been approved by its board of directors, excluding, however, the closing by Anchor of its plants at Dayville, Connecticut and Houston, Texas and one additional plant which is closed as part of Anchor's business plan following the Anchor Acquisition (as defined in the Anchor Indenture).

                  "Subsidiary", with respect to any Person, means (i) any corporation of which the outstanding capital stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

         In addition to the foregoing, capitalized terms not otherwise defined herein that are defined in the Loan Agreements have the meanings ascribed to them therein.

         2. The Affiliated Companies acknowledge the restrictions regarding transactions with Affiliates contained in Section 9.15 of the Loan Agreement and any substantially equivalent provisions which may be contained in the Consumers Packaging Loan Agreement and in Section 4.11 of the Indentures and agree (so long as such agreements are in effect) that they will not enter into any transaction in violation of any such restrictions. Transactions covered by this Agreement shall be carried out in accordance with this Agreement and transactions carried out in accordance with Sections 2 through 12 of this Agreement shall be deemed to comply with the restrictions on transactions with Affiliates contained in the Loan Agreement and any substantially equivalent provisions which may be contained in the Consumers Packaging Loan Agreement and the Indentures.

         3. The Members of the Consumers Group and the Members of the Anchor Group shall not pay fees or commissions in connection with manufacturing to Affiliates other than Affiliated Glass Manufacturers.

         4. A Member of the Consumers Group may pay commissions to an Affiliated Glass Manufacturer not a Member of the Consumers Group in connection with manufacturing done by such Member of the Consumers Group for regular customers of such Affiliated Glass Manufacturer so long as:


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                  (a)      such commissions shall not exceed five percent (5.0%)
         of the purchase price paid by the customer for the relevant product;

                  (b) any such customer is not a regular customer of any Member of the Consumers Group;

                  (c) subject to Section 9.29 of the Loan Agreement and any substantially equivalent provisions which may be contained in the Consumers Packaging Loan Agreement (so long as either of the Loan Agreements is in effect), the aggregate commissions paid by the Members of the Consumers Group in any twelve (12) month period shall not exceed the sum of (i) the aggregate commissions received by the Members of the Consumers Group pursuant to Section 6 of this Agreement, (ii) $U.S. 5,000,000, and (iii) if the manufacturing is being done by a Member of the Consumers Group as a result of a Plant Closing Event, $U.S. 2,500,000 in addition to the $U.S. 5,000,000 of commissions described in clause (ii) preceding; provided, however, the limitations contained in this paragraph (c) shall not apply to (and the calculations made pursuant to this paragraph (c) shall not include) commissions paid by the Members of the Consumers Group if the manufacturing is being done by a Member of the Consumers Group as a result of furnace repairs, strikes, or other events of force majeure, in each case of a temporary nature, affecting the operation by an Affiliated Glass Manufacturer not a Member of the Consumers Group of one or more of its plants; and

                  (d) the relevant Affiliated Glass Manufacturer upon receipt of payment from its customer will deduct the commission and the balance of the payment will be remitted to the relevant Member of the Consumers Group.

         5. A Member of the Anchor Group may pay commissions to an Affiliated Glass Manufacturer not a Member of the Anchor Group in connection with manufacturing done by such Member of the Anchor Group for customers of such Affiliated Glass Manufacturer so long as:

                  (a) such commissions shall not exceed five percent (5.0%) of the purchase price paid by the customer for the relevant product;

                  (b) any such customer is not a regular customer of any Member of the Anchor Group;

                  (c) subject to Section 9.29 of the Loan Agreement and any substantially equivalent provisions which may be contained in the Consumers Packaging Loan Agreement (so long as either of the Loan Agreements is in effect), the aggregate commissions paid by the Members of the Anchor Group in any twelve (12) month period shall not exceed the sum of (i) the aggregate commissions received by the Members of the Anchor Group pursuant to Section 6 of this Agreement, (ii) $U.S. 5,000,000, and (iii) if the manufacturing is being done by a Member of the Anchor Group as a result of a Plant Closing Event, $U.S. 2,500,000 in addition to the $U.S. 5,000,000 of commissions described in clause
         (ii) preceding; provided, however, the limitations contained in this paragraph (c) shall not apply to (and the


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         calculations made pursuant to this paragraph (c) shall not include)
         commissions paid by the Members of the Anchor Group if the manufacturing is being done by a Member of the Anchor Group as a result of furnace repairs, strikes, or other events of force majeure, in each case of a temporary nature, affecting the operation by an Affiliated Glass Manufacturer not a Member of the Anchor Group of one or more of its plants; and

                  (d) the relevant Affiliated Glass Manufacturer upon receipt of payment from its customer will deduct the commission and the balance of the payment will be remitted to the relevant Member of the Anchor Group.

         6. In the event that an Affiliated Glass Manufacturer manufactures products for a customer of a Member of the Consumers Group or a Member of the Anchor Group, as the case may be, such Member of the Consumers Group or such Member of the Anchor Group, as the case may be, shall be entitled to receive a commission from such Affiliated Glass Manufacturer equal to five percent (5.0%) of the purchase price paid by the customer on the same terms as are set forth in Section 4 or Section 5 of this Agreement, as the case may be.

         7. If a customer is transferred from an Affiliated Glass Manufacturer to a Member of the Consumers Group or a Member of the Anchor Group, as the case may be, or from a Member of the Consumers Group or a Member of the Anchor Group, as the case may be, to an Affiliated Glass Manufacturer, such transfer shall be treated as if the transferee is filling orders for the transferor and the provisions of Section 4, Section 5, or Section 6, as the case may be, shall apply.

         8. The Affiliated Glass Manufacturers may engage in joint purchasing of raw materials, packaging materials, machinery, insurance, maintenance services, environmental services, and other items and services used in their business; provided that (a) out-of-pocket costs (including administrative costs (not including a mark-up, fees, or commission) payable to any Affiliate relating to the joint purchasing activities will be shared ratably based on the respective amounts purchased and (b) no mark-up, commissions, or fees will be paid to any Affiliates.

         9. The Affiliated Glass Manufacturers may provide technical, engineering, mold design, and similar services to each other in which case the company receiving the service will pay the company providing the service per diem costs (but not a mark-up, fees, or commissions) based on a pro rata allocation of the total compensation of the employee or employees providing the services as well as reasonable out-of-pocket expenses of the employee for travel and related items.

         10. The Affiliated Glass Manufacturers may manufacture materials used in the glass manufacturing business, such as molds, for each other in which case the manufacturing company shall be reimbursed by the company for which the materials were made for the manufacturing company's manufacturing cost plus a reasonable mark-up consistent with industry standards.

         11. The Affiliated Companies may consolidate functions and employee positions among each other in order to reduce costs in which case each company will bear its pro rata share of the


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actual costs (but not mark-ups, fees, or commissions) of such functions and employees (including total employee compensation) based upon a reasonable determination of the percentage of use.

         12. Anchor has advanced the principal amount of $U.S. 17,330,021.37 to G&G (the "G&G Advance"), which is evidenced by:

                  (a) that certain Promissory Note dated September 8, 1998 (the "Old Intercompany Note") executed by G&G in favor of Anchor, in the principal amount of $U.S. 17,330,021.37, which instrument has been pledged to BT Commercial Corporation ("BTCC"), as agent for the benefit of the lenders party to that certain Credit Agreement dated as of February 5, 1997, as amended, among Anchor, various financial institutions as lenders and BTCC, as agent for such lenders (the "BTCC Credit Agreement"); and

                  (b) upon the refinancing and termination of the BTCC Credit Agreement, the Old Intercompany Note will be replaced by a Replacement Promissory Note to be executed by G&G in favor of Anchor in the principal amount of $U.S. 17,330,021.37, which replacement instrument (the "Intercompany Note") will be pledged to the Anchor Agent for the benefit of the lenders party to the Anchor Loan Agreement.

         13. This Agreement shall not govern or regulate (a) transactions between or among Members of the Consumers Group, (b) transactions between or among Members of the Anchor Group, or (c) transactions between or among Affiliated Companies not a Member of the Consumers Group or a Member of the Anchor Group.

         14.      (a)      Each Affiliated Company shall cause any Person that
becomes a Subsidiary of such Affiliated Company to execute and deliver an Addendum to this Agreement in the form of Exhibit A hereto and deliver such Addendum to the Anchor Agent, the Consumers Trustee, the Anchor Trustee and the Consumers Packaging Agent (if it is then a party to this Agreement in accordance with Section 14(b) hereof).

                  (b) Upon the execution and delivery of the Consumers Packaging Loan Agreement, the Consumers Packaging Agent may enter into this Agreement as if it were an original signatory hereto by executing and delivering an Addendum to this Agreement in the form of Exhibit B hereto (the "Consumers Packaging Agent's Addendum") to the Anchor Agent, the Consumers Trustee, and the Anchor Trustee; provided that the Consumers Packaging Agent's Addendum shall not be effective unless it has also been acknowledged by the Anchor Agent.

         15. This Agreement shall remain in effect until payment in full of all principal and interest under the Loan Agreement, the Consumers Indenture, and the Anchor Indenture and the termination of all commitments thereunder.

         16. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.


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         17.      Unless otherwise provided herein, any notice or other
communications herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or four (4) Business Days after depositing it in the mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (as provided in this Section) shall be as set forth below (any of which address may be changed by notice given in accordance with this paragraph).

                  (a)      In the case of Anchor, at:

                           Anchor Glass Container Corporation
                           One Anchor Plaza
                           4343 Anchor Plaza Parkway
                           Tampa, FL 33634-7513
                           Facsimile No.:  (813) 882-7859
                           Attention: John J. Ghaznavi

                  (b)      In the case of G&G, at:

                           3140 William Flinn Highway
                           Allison Park, PA 15101
                           Facsimile No.:  (412) 487-0390
                           Attention: John J. Ghaznavi

                  (c) In the case of Glenshaw Holdings, GGC Holdings, Hillsboro, IMTEC, and Consumers U.S., at:

                           c/o G & G Investments, Inc.
                           3140 William Flinn Highway
                           Allison Park, PA 15101
                           Facsimile No.: (412) 487-0390
                           Attention:  John J. Ghaznavi

                  (d) In the case of Consumers Packaging and Consumers International, CUS II and Glenshaw, at:

                           Consumers Packaging Inc.
                           777 Kipling Avenue
                           Etobicoke, Ontario M8Z 5Z4
                           Facsimile No.: (416) 232-3635
                           Attention: John J. Ghaznavi


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                  (e)      In the case of the Anchor Agent, at:

                           Bank of America, National Association
                           231 South LaSalle Street
                           Chicago, Illinois 60697
                           Attention: Portfolio Manager
                           Facsimile No.: (312) 974-8760

                  (f)      In the case of the Consumers Trustee, at:

                           101 Barclay Street
                           New York, NY 10286
                           Facsimile No.: (212) 815-5915
                           Attention: Corporate Trust Trustee Administration

                  (g)      In the case of the Anchor Trustee, at:

                           101 Barclay Street
                           New York, NY 10286
                           Facsimile No.: (212) 815-5915
                           Attention: Corporate Trust Trustee Administration

         18. This Agreement supersedes all prior agreements as among the parties with regard to the subject matter hereof other than the Loan Agreement, the Consumers Indenture, and the Anchor Indenture. All references in the Loan Agreements to the Intercompany Agreement shall be deemed to be references to this Agreement.

         19. In case any provision in or obligation under this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         20. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         21.      (a)      Any legal action or proceeding with respect to this
Agreement may be brought in the courts of the State of New York or the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties to this Agreement hereby further irrevocably waives any claim that any such court lacks jurisdiction over such party and agrees not to plead or claim in any legal action or proceeding with respect to this Agreement brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties to this Agreement irrevocably consents to the service of process in any such action or


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proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its respective address for notices pursuant to
Section 18, such service to become effective thirty (30) days after such mailing. To the extent permitted by law, each of the parties to this Agreement hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any party to this Agreement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any party in any other jurisdiction.

         (b) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in paragraph (a) preceding above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) Each of the parties to this Agreement waives any right to a trial by jury in any action or proceeding arising out of this Agreement or any transactions related hereto.

         22. No amendment, modification, termination or waiver of any term or provision of this Agreement, shall be effective without the prior written concurrence of the parties hereto, except as otherwise permitted in the Loan Agreement and the Indentures; provided, however, that notwithstanding anything to the contrary, no amendment, modification, or waiver of any term or provision of this Agreement may be effected for purposes other than of enabling the Affiliated Companies to better implement their strategy of achieving synergies among themselves, it being understood that no amendment, modification, or waiver of any term or provision of this Agreement may be effected for purposes of:

                  (a) the making of any "Investment" (as defined in the Indentures) except as provided in Section 2 of this Agreement;

                  (b) the payment of any dividend or the making of any distribution in respect of Capital Stock (as defined in the Indentures);

                  (c) the making of any principal payment on or the purchase, defeasance, redemption, or other acquisition or retirement of any Capital Stock or Indebtedness (as defined in the Indentures);

                  (d)      the making of any payment for management services; or

                  (e) reducing or eliminating any restrictions on amendments, modifications, terminations, or waivers contained in this paragraph.


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

         23. This Agreement restates in its entirety that certain Intercompany Agreement dated as of April 17, 1997 and as thereafter amended among G&G, Glenshaw Holdings, GGC Holdings, Glenshaw, Hillsboro, IMTEC, Consumers Packaging, Anchor, Consumers International, Consumers U.S., CUS II, BT Commercial Corporation, the Anchor Trustee, and the Consumers Trustee (the "Original Agreement"). All rights, benefits, and obligations of the parties to the Original Agreement are hereby restated in their entirety according to the terms and provisions set forth herein. Each of the Affiliated Companies hereby represents and warrants that as of the date hereof there are no claims or offsets against, or defenses or counterclaims to, its obligations under this Agreement, the Original Agreement, or any of the other agreements, documents, or instruments executed in connection with this Agreement or the Original Agreement.


                (Remainder of this page intentionally left blank)


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         IN WITNESS WHEREOF, the parties have executed this Intercompany
Agreement as of the day and year first above written.

                                 G & G INVESTMENTS, INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title: Chairman and President
                                       --------------------------------------


                                 GLENSHAW HOLDINGS, INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 GGC HOLDINGS, INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 GGC, L.L.C.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 HILLSBORO GLASS COMPANY


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                 I.M.T.E.C. ENTERPRISES, INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 CONSUMERS PACKAGING INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                                 ANCHOR GLASS CONTAINER CORPORATION


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:   Chairman and CEO
                                       --------------------------------------


                                 CONSUMERS INTERNATIONAL, INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                 CONSUMERS U.S., INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:   Chairman and CEO
                                       --------------------------------------


                                 CUS II, INC.


                                 By:/s/ John J. Ghaznavi
                                    -----------------------------------------
                                 Name: John J. Ghaznavi
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                            BANK OF AMERICA, NATIONAL ASSOCIATION,
                                 as the Anchor Agent


                                 By: /s/ Stephen G. Bernardo
                                    -----------------------------------------
                                 Name: Stephen G. Bernardo
                                      ---------------------------------------
                                 Title: Vice President
                                       --------------------------------------


                                 THE BANK OF NEW YORK,
                                 as the Consumers Trustee


                                 By: /s/ Julie Salovitch-Miller
                                    -----------------------------------------
                                 Name: Julie Salovitch-Miller
                                      ---------------------------------------
                                 Title: Vice President
                                       --------------------------------------


                                 THE BANK OF NEW YORK, as the Anchor Trustee


                                 By: /s/ Julie Salovitch-Miller
                                    ----------------------------------------
                                 Name: Julie Salovitch-Miller
                                      --------------------------------------
                                 Title: Vice President
                                       -------------------------------------